Filed pursuant to Rule 424(b)(3)
File No. 333-255932
SUPPLEMENT DATED SEPTEMBER 17, 2025 TO THE CURRENT
STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Dynamic Credit Opportunity Fund
(the “Fund”)
This supplement amends the Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the SAI and retain it for future reference.
Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”) merged into Invesco Management S.A. Accordingly, all references to Invesco Deutschland in the Fund’s SAI are replaced with Invesco Management S.A.
DCO-SAI-SUP-1